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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            SUNRISE PRESCHOOLS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                                       86-0532619
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(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


9128 East San Salvador, Suite 200, Scottsdale, Arizona           85258
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(Address of principal executive offices)                       (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


               Title of each class           Name of each exchange on which
               to be so registered           each class is to be registered
               -------------------           ------------------------------

                      None
         ------------------------------      ------------------------------

         ------------------------------      ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                            Series C Preferred Stock
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                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Information respecting the Series C Preferred Stock to be registered hereunder is incorporated by reference to the Registrant's Form SB-2 Registration Statement No. 33-63599 under the caption "Description of Securities."


ITEM 2.  EXHIBITS.

Exhibit                                                                                Method of
Number      Description                                                                  Filing
-------     -----------------------------------------------------------------   -------------------------
   1        Specimen Certificate for the Series C Preferred Stock               Incorporated by reference
                                                                                to Exhibit 4 of Form SB-2
                                                                                Registration Statement
                                                                                No. 33-63599 (the "Form
                                                                                SB-2")

   2        Restated Certificate of Incorporation of the Registrant             Incorporated by reference
                                                                                to Exhibit 3.1 of the
                                                                                Form SB-2

   3        Certificate of Amendment to Certificate of Incorporation of the     Incorporated by reference
            Registrant                                                          to Exhibit 3.2 of the
                                                                                Form SB-2

   4        Bylaws, as amended                                                  Incorporated by reference
                                                                                to Exhibit 3.5 of the
                                                                                Form SB-2

   5        Certificate of Designation of Series C Preferred Stock              Incorporated by reference
                                                                                to Exhibit 3.4 of the
                                                                                Form SB-2





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        SUNRISE PRESCHOOLS, INC.


                                                /S/ JAMES R. EVANS
Dated: November 6, 1995                 By ____________________________________
                                                James R. Evans, President





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